MERRILL LYNCH
REAL ESTATE
FUND, INC.




FUND LOGO




Semi-Annual Report

May 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER


Real estate-related securities experienced a strong rally for the three months ended May 31, 1999. Merrill Lynch Real Estate Fund, Inc. participated in the move, with total returns of +10.67%, +10.37%, +10.24% and +10.47% for Class A, Class B, Class C and Class D Shares, respectively. These returns compare favorably to the +5.48% return of the Standard & Poor's 500 (S&P 500) Index, -1.78% return on the ten-year Treasury note and +11.38% return for real estate stocks as measured by the unmanaged Morgan Stanley REIT (Real Estate Investment Trust) Index for the quarter ended May 31, 1999. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

The ten-year Treasury note's return for the May quarter is now the poorest performer among comparable passive investments on a year to date basis. We are encouraged by the newfound strength of the real estate securities markets and continue to believe that over the balance of the year our value-oriented stock selection should improve the Fund's relative performance.


Investment Outlook
In our last report to shareholders, we emphasized our belief that the REIT market was very attractively valued. The problem as we saw it was negative flow of funds into the real estate stock sector. We remained fully invested in spite of our inability to point to a specific catalyst that might turn the fund flows around. Although we did not know it at the time, legendary investor Warren Buffett was purchasing shares in several REIT stocks for his personal account. As this news became public, other investors began to recognize the attractive value that we saw in REITs. As redemptions abated, REIT fund portfolio managers were no longer forced to sell stocks. The lack of selling, coupled with a few modest institutional buy programs, caused the Morgan Stanley REIT Index to regain all of the year's earlier losses and move to modest positive returns.

Prospects for continued investor interest seem bright. As concerns about rising interest rates mount, some analysts see early signs of market rotation out of the more growth-oriented stocks into more defensive value-oriented stocks, which should help REITs. Several strategists view REITs favorably at the present time. Coupled with the better performance of the group, modest valuations and attractive dividend yields, the ongoing high-profile investor interest should be enough to keep investment dollars flowing into the sector. We believe that if investors continue to favor more defensive, value-oriented stocks, it would be a significant longer term positive for REITs.

REITs today remain conservatively valued relative to other investment alternatives. The average S&P 500 stock's price/earnings multiple is still about 2.7 times the comparable REIT multiple of adjusted funds from operations (AFFO). This is 65% above its average over the last five years. Similarly, REITs' AFFO yields exceed the ten-year Treasury yield by nearly 375 basis points (3.75%). This continues to track in the upper end of the historical range, and nearly 125 basis points above the five-year average. In our view, these valuations indicate that REITs still have upside potential relative to these other investment alternatives, even after their recent rebound.

Fundamentals within the real estate sector remain intact. In general, new construction continues to trend marginally higher. Some months show higher permits and/or starts, while other months show declines. On balance, most of the respected sources continue to believe that while new supply is increasing (in some cases slightly faster than new demand), it does not appear to be accelerating at a rate that will threaten the overall health of the real estate markets. We would tend to agree with this outlook. While some doubt the ability of the public markets to exert discipline on private investors, we continue to believe that excessive overbuilding will not occur on a national basis. In fact, we expect that the occasional pocket of overbuilding in a particular property type in a particular city will add to the public markets' ability to act as a governor over both public and private developers.


Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


Robust first-quarter earnings from REITs in all areas seem to support our view that the underlying real estate fundamentals remain healthy. Across the board, earnings generally met or exceeded analysts' expectations, growing by 11% over the first quarter last year. This is faster than previous consensus expectations, and has caused some analysts to start raising their forecasts for 1999. This newfound confidence in analyst estimates is helping to bolster REIT investors' confidence and is an important element in the bullish case for REITs over the balance of this year and next.

However, there are some hurdles for REITs to overcome during the second half of the year. First, the threat of the Internet continues to loom over the retail market. On the one hand, the leasing environment is healthier than it has been for many years. Lease rates continue to rise, vacancy continues to decline and new and existing tenants continue to expand into new markets. These trends seem to be especially true in the regional mall format, but hold for factory outlets and neighborhood shopping centers as well. However, on the other hand, projected ten-fold growth in Internet retail sales from about $10 billion in 1998 to $100 billion in 2003 keeps investors nervous. According to Merrill Lynch Global Securities Research, this rapid growth in Internet sales would consume about 50% of the total increase in retail sales over the 1998--2003 period. This, in turn, is likely to weaken landlords' ability to raise rents. We remain underweight in the retail sector, not based on current valuations, but rather in deference to stock market valuations accorded to the leading Internet companies.

Second, there appears to be a potentially large pipeline of equity offerings, which we view with mixed emotions. We appreciate the concerns investors have about too much new issuance swamping the just re-emerging demand for REIT shares. However, since the equity market has been effectively closed over the past year to REITs that needed to raise additional capital, they have become more leveraged. For those REITS deserving of new equity, we believe recharging their balance sheets makes sense and will probably enhance their ability to continue to grow into the future. On balance, we view additional equity offerings by REITS as necessary, even though they are likely to interrupt the current rally. However, we hope that the interruption will be a temporary pause in a longer-term upward trend for REIT shares.


Investment Strategy
We continue to pursue the "barbell" strategy we have outlined in previous letters to shareholders. This strategy emphasizes office companies and triple net lease companies as the aggressive and defensive components within our portfolio. (Triple net lease companies require their tenants to pay taxes, insurance and operating expenses.) In general, both types of stocks began to perform better during the May quarter.

Several of our stocks performed exceptionally well over the last quarter, providing returns in excess of 20%. Of the six stocks to produce such high quarterly returns, three were in the office sector and included Prentiss Properties Trust, Tower Realty Trust, Inc. and Parkway Properties, Inc. We continue to believe in the potential of these stocks. Although many of our holdings appreciated dramatically, Prison Realty Corporation has continued to hurt our relative performance. Several recent incidents have caused investors to further question management's judgment and access to capital. We have used the stock price weakness as an opportunity to add to our position, believing that the fundamentals of the private prison business remain (unfortunately) very healthy and that management will overcome current difficulties and remain the clear leader in this field.


Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


In Conclusion
We remain optimistic on the prospects for our portfolio holdings. At May quarter-end, on average, the Fund's holdings traded at 9.2 times estimated 1999 funds from operations, with expected growth in cash flows of 14% and dividend yields of 7.9%. In our view, these are attractive characteristics and suggest that there may be further upside potential if favorable fundamental trends continue in the real estate sector.

We thank you for your continued investment in Merrill Lynch Real
Estate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jay Willoughby)
Jay Willoughby
Senior Vice President and
Portfolio Manager



June 29, 1999





PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                      12 Month         3 Month     Since Inception
                                                    Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares                -8.45%          +10.67%          -8.52%
ML Real Estate Fund, Inc. Class B Shares                -9.37           +10.37           -9.82
ML Real Estate Fund, Inc. Class C Shares                -9.45           +10.24           -9.88
ML Real Estate Fund, Inc. Class D Shares                -8.80           +10.47           -8.92

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 12/26/97.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        -19.99%        -24.19%
Inception (12/26/97)
through 3/31/99                           -13.50         -17.12

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        -20.78%        -23.82%
Inception (12/26/97)
through 3/31/99                           -14.38         -16.34

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        -20.84%        -21.60%
Inception (12/26/97)
through 3/31/99                           -14.43         -14.43

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -20.22%        -24.41%
Inception (12/26/97)
through 3/31/99                           -13.76         -17.38

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1999

SCHEDULE OF INVESTMENTS
                        Shares                                                                       Value        Percent of
Industries               Held           Real Estate Investment Trusts                   Cost       (Note 1a)      Net Assets
Apartments              30,000     Camden Property Trust                          $    817,304    $    823,125         1.5%
                        30,000     Summit Properties Inc.                              524,899         583,125         1.0
                                                                                  ------------    ------------       ------
                                                                                     1,342,203       1,406,250         2.5

Diversified/           354,300     Capital Automotive                                4,969,824       4,583,756         8.3
Mixed Use              184,800     Entertainment Properties Trust                    3,342,007       3,476,550         6.3
                        50,000     Glenborough Realty Trust Incorporated               843,750         915,625         1.6
                         5,000     National Golf Properties, Inc.                      122,175         129,062         0.2
                        73,100     Pacific Gulf Properties, Inc.                     1,542,817       1,626,475         2.9
                       250,000     Prison Realty Corporation                         4,908,444       3,156,250         5.7
                                                                                  ------------    ------------       ------
                                                                                    15,729,017      13,887,718        25.0

Factory Outlets        310,000     Prime Retail, Inc.                                3,082,149       2,770,625         5.0

Health Care            180,000     Meditrust Companies                               4,053,332       2,497,500         4.5

Hotels & Motels         10,000     Hospitality Properties Trust                        268,125         271,250         0.5
                        25,000     Host Marriott Corporation                           326,250         312,500         0.6
                                                                                  ------------    ------------       ------
                                                                                       594,375         583,750         1.1

Office Property         45,000     CarrAmerica Realty Corporation                    1,264,664       1,122,188         2.0
                        65,000     Crescent Real Estate Equities Company             2,145,845       1,499,063         2.7
                        70,000     Equity Office Properties Trust                    2,044,169       1,977,500         3.6
                        30,000     Highwoods Properties, Inc.                        1,007,939         789,375         1.4
                        20,000     Kilroy Realty Corporation                           421,100         495,000         0.9
                        25,000     Liberty Property Trust                              598,687         603,125         1.1
                        15,000     Mack-Cali Realty Corporation                        436,050         485,625         0.9
                        10,000     Parkway Properties, Inc.                            289,450         330,625         0.6
                       139,000     Prentiss Properties Trust                         3,161,075       3,283,875         5.9
                        40,000     Tower Realty Trust, Inc.                            747,462         926,313         1.7
                                                                                  ------------    ------------       ------
                                                                                    12,116,441      11,512,689        20.8

Regional Malls         115,000     Glimcher Realty Trust                             2,265,050       1,947,813         3.5
                       105,000     JP Realty, Inc.                                   2,230,116       2,145,937         3.9
                        75,000     Simon Property Group, Inc.                        1,875,750       2,193,750         3.9
                                                                                  ------------    ------------       ------
                                                                                     6,370,916       6,287,500        11.3

Shopping Centers        30,000     Developers Diversified Realty Corporation           475,875         495,000         0.9
                        30,000     New Plan Excel Realty Trust                         560,250         600,000         1.1
                        40,000     Philips International Realty Corp.                  692,750         642,500         1.1
                        85,000     Regency Realty Corporation                        2,066,988       1,875,312         3.4
                                                                                  ------------    ------------       ------
                                                                                     3,795,863       3,612,812         6.5

Storage                 50,000     Public Storage, Inc.                              1,344,550       1,459,375         2.6
                        35,000     Storage USA, Inc.                                 1,317,577       1,168,125         2.1
                                                                                  ------------    ------------       ------
                                                                                     2,662,127       2,627,500         4.7



Merrill Lynch Real Estate Fund, Inc.
May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
                        Shares                                                                       Value        Percent of
Industries               Held           Real Estate Investment Trusts                   Cost       (Note 1a)      Net Assets
Warehouse/Industrial    40,000     AMB Property Corporation                       $    891,925    $    900,000         1.6%
                        45,000     Cabot Industrial Trust                              892,237         967,500         1.7
                        10,000     ProLogis Trust                                      200,700         204,375         0.4
                                                                                  ------------    ------------       ------
                                                                                     1,984,862       2,071,875         3.7

                                   Total Real Estate Investment Trusts              51,731,285      47,258,219        85.1

                                             Common Stocks

Diversified/            51,400   ++Security Capital Group Incorporated (Class B)       684,370         761,362         1.4
Mixed Use              165,000     TrizecHahn Corporation                            3,725,771       3,403,125         6.1
                     1,250,000     Wihlborgs Fastigheter AB (Class B)                1,381,730       1,413,994         2.6
                                                                                  ------------    ------------       ------
                                                                                     5,791,871       5,578,481        10.1

Health Care             25,000   ++Assisted Living Concepts, Inc.                       80,938          70,313         0.1
                        30,000   ++Sunrise Assisted Living, Inc.                     1,044,501       1,110,000         2.0
                                                                                  ------------    ------------       ------
                                                                                     1,125,439       1,180,313         2.1

Hotels & Motels         40,000   ++Promus Hotel Corporation                          1,293,637       1,000,000         1.8

                                   Total Common Stocks                               8,210,947       7,758,794        14.0

                         Face
                        Amount             Short-Term Securities

Commercial Paper*    $ 100,000     General Motors Acceptance Corp., 4.94%
                                   due 6/01/1999                                        99,959          99,959         0.2

                                   Total Short-Term Securities                          99,959          99,959         0.2

Total Investments                                                                 $ 60,042,191      55,116,972        99.3
                                                                                  ============
Other Assets Less Liabilities                                                                          416,078         0.7
                                                                                                  ------------       ------
Net Assets                                                                                        $ 55,533,050       100.0%
                                                                                                  ============       ======


 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

  See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of May 31, 1999
Assets:             Investments, at value (identified cost--$60,042,191) (Note 1a)                          $ 55,116,972
                    Cash                                                                                             966
                    Foreign cash (Note 1b)                                                                         1,166
                    Receivables:
                      Securities sold                                                      $    582,331
                      Capital shares sold                                                       194,236
                      Dividends                                                                  44,579          821,146
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      63,003
                    Prepaid registration fees and other assets (Note 1f)                                          56,351
                                                                                                            ------------
                    Total assets                                                                              56,059,604
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      243,100
                      Capital shares redeemed                                                   172,270
                      Investment adviser (Note 2)                                                36,422
                      Distributor (Note 2)                                                       34,969          486,761
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        39,793
                                                                                                            ------------
                    Total liabilities                                                                            526,554
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 55,533,050
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $     64,500
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   416,320
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    85,692
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    77,926
                    Paid-in capital in excess of par                                                          66,737,121
                    Undistributed investment income--net                                                         145,295
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net (Note 5)                                                                (7,068,244)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (4,925,560)
                                                                                                            ------------
                    Net assets                                                                              $ 55,533,050
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $5,564,130 and 645,001 shares
                    outstanding                                                                             $       8.63
                                                                                                            ============
                    Class B--Based on net assets of $35,868,708 and 4,163,199 shares
                    outstanding                                                                             $       8.62
                                                                                                            ============
                    Class C--Based on net assets of $7,379,144 and 856,916 shares
                    outstanding                                                                             $       8.61
                                                                                                            ============
                    Class D--Based on net assets of $6,721,068 and 779,263 shares
                    outstanding                                                                             $       8.62
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended May 31, 1999
Investment          Dividends (net of $11,026 foreign withholding tax)                                      $  2,035,453
Income              Interest and discount earned                                                                   9,129
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               2,044,582
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                       $   226,244
                    Account maintenance and distribution fees--Class B (Note 2)                 183,606
                    Registration fees (Note 1f)                                                  66,296
                    Account maintenance and distribution fees--Class C (Note 2)                  39,087
                    Printing and shareholder reports                                             36,397
                    Accounting services (Note 2)                                                 32,178
                    Professional fees                                                            28,822
                    Transfer agent fees--Class B (Note 2)                                        23,892
                    Custodian fees                                                               11,750
                    Directors' fees and expenses                                                 11,686
                    Amortization of organization expenses (Note 1f)                               7,111
                    Account maintenance fees--Class D (Note 2)                                    7,078
                    Transfer agent fees--Class C (Note 2)                                         5,277
                    Transfer agent fees--Class D (Note 2)                                         3,042
                    Transfer agent fees--Class A (Note 2)                                         1,679
                    Pricing fees                                                                    350
                    Other                                                                         7,102
                                                                                           ------------
                    Total expenses                                                                               691,597
                                                                                                            ------------
                    Investment income--net                                                                     1,352,985
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (3,070,142)
Gain (Loss) on        Foreign currency transactions--net                                           (476)      (3,070,618)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        2,229,777
(Notes 1b, 1c,        Foreign currency transactions--net                                         (1,025)       2,228,752
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                               (841,866)
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $    511,119
                                                                                                            ============


                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                             For the       For the Period
                                                                                            Six Months     Dec. 26, 1997++
                                                                                           Ended May 31,     to Nov. 30,
Increase (Decrease) in Net Assets:                                                             1999              1998
Operations:         Investment income--net                                                 $  1,352,985     $  1,731,891
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (3,070,618)      (4,010,701)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    2,228,752       (7,154,312)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations             511,119       (9,433,122)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (70,484)         (56,990)
(Note 1g):            Class B                                                                  (986,704)      (1,018,928)
                      Class C                                                                  (214,541)        (216,101)
                      Class D                                                                  (164,827)        (197,931)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,436,556)      (1,489,950)
                                                                                           ------------     ------------
Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       (6,284,319)      73,565,878
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease)in net assets                                   (7,209,756)      62,642,806
                    Beginning of period                                                      62,742,806          100,000
                                                                                           ------------     ------------
                    End of period*                                                         $ 55,533,050     $ 62,742,806
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    145,295     $    228,866
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                Class A++++             Class B++++

                                                                                      For the                    For the
                                                                          For the      Period       For the       Period
The following per share data and ratios have been derived                Six Months   Dec. 26,     Six Months    Dec. 26,
from information provided in the financial statements.                     Ended     1997++ to       Ended      1997++ to
                                                                           May 31,    Nov. 30,      May 31,      Nov. 30,
Increase (Decrease) in Net Asset Value:                                     1999        1998         1999          1998
Per Share           Net asset  value, beginning of period                 $   8.70    $  10.00     $   8.69     $  10.00
Operating                                                                 --------    --------     --------     --------
Performance:        Investment income--net                                     .22         .33          .20          .24
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                        (.04)      (1.37)        (.06)       (1.36)
                                                                          --------    --------     --------     --------
                    Total from investment operations                           .18       (1.04)         .14        (1.12)
                                                                          --------    --------     --------     --------
                    Less dividends from investment income--net                (.25)       (.26)        (.21)        (.19)
                                                                          --------    --------     --------     --------
                    Net asset value, end of period                        $   8.63    $   8.70     $   8.62     $   8.69
                                                                          ========    ========     ========     ========

Total Investment    Based on net asset  value per share                      2.29%+++  (10.57%)+++    1.74%+++   (11.36%)+++
Return:**                                                                 ========    ========     ========     ========

Ratios to Average   Expenses                                                 1.74%*      1.39%*       2.74%*       2.41%*
Net Assets:                                                               ========    ========     ========     ========
                    Investment income--net                                   5.77%*      3.67%*       4.90%*       2.58%*
                                                                          ========    ========     ========     ========

Supplemental        Net assets, end of period (in thousands)              $  5,564    $  2,255     $ 35,869     $ 44,482
Data:                                                                     ========    ========     ========     ========
                    Portfolio turnover                                      29.86%     108.25%       29.86%      108.25%
                                                                          ========    ========     ========     ========


                                                                                Class C++++            Class D++++

                                                                                      For the                    For the
                                                                          For the      Period       For the       Period
The following per share data and ratios have been derived                Six Months   Dec. 26,     Six Months    Dec. 26,
from information provided in the financial statements.                     Ended     1997++ to       Ended      1997++ to
                                                                           May 31,    Nov. 30,      May 31,      Nov. 30,
Increase (Decrease) in Net Asset Value:                                     1999        1998         1999          1998
Per Share           Net asset  value, beginning of period                 $   8.68    $  10.00     $   8.70     $  10.00
Operating                                                                 --------    --------     --------     --------
Performance:        Investment income--net                                     .21         .24          .23          .30
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                        (.07)      (1.37)        (.07)       (1.36)
                                                                          --------    --------     --------     --------
                    Total from investment operations                           .14       (1.13)         .16        (1.06)
                                                                          --------    --------     --------     --------
                    Less dividends from investment income--net                (.21)       (.19)        (.24)        (.24)
                                                                          --------    --------     --------     --------
                    Net asset value, end of period                        $   8.61    $   8.68     $   8.62     $   8.70
                                                                          ========    ========     ========     ========

Total Investment    Based on net asset  value per share                      1.73%+++  (11.41%)+++     2.04%+++  (10.74%)+++
Return:**                                                                 ========    ========     ========     ========

Ratios to Average   Expenses                                                 2.74%*      2.42%*       1.97%*       1.64%*
Net Assets:                                                               ========    ========     ========     ========
                    Investment income--net                                   5.20%*      2.63%*       5.75%*       3.34%*
                                                                          ========    ========     ========     ========

Supplemental        Net assets, end of period (in thousands)              $  7,379    $  9,737     $  6,721     $  6,269
Data:                                                                     ========    ========     ========     ========
                    Portfolio turnover                                      29.86%     108.25%       29.86%      108.25%
                                                                          ========    ========     ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 0.85% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                0.25%         0.75%
Class C                                0.25%         0.75%
Class D                                0.25%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


For the six months ended May 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                       MLFD         MLPF&S

Class D                              $1,855        $39,683


For the six months ended May 31, 1999, MLPF&S received contingent deferred sales charges of $119,790 and $8,498 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,650 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $16,284,531 and $23,544,336, respectively.

Net realized losses for the six months ended May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(3,070,142)   $(4,925,219)
Foreign currency transactions            (476)          (341)
                                  -----------    -----------
Total                             $(3,070,618)   $(4,925,560)
                                  ===========    ===========

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $4,925,219, of which $1,588,342 related to appreciated securities and $6,513,561 related to depreciated securities. At May 31, 1999, the aggregate cost of investments for Federal income tax purposes was $60,042,191.

4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions was $(6,284,319) and $73,565,878 for the six months ended May 31, 1999 and for the period December 26, 1997 to November 30, 1998.


Class A Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                           486,780   $  4,083,929
Shares issued to shareholders in
reinvestment of dividends               6,947         56,179
                                    ---------   ------------
Total issued                          493,727      4,140,108
Shares redeemed                      (107,898)      (895,489)
                                    ---------   ------------
Net increase                          385,829   $  3,244,619
                                    =========   ============


Class A Shares for the Period
December 26, 1997++ to                              Dollar
November 30, 1998                     Shares        Amount

Shares sold                           377,111   $  3,593,591
Shares issued to shareholders in
reinvestment of dividends               4,933         45,780
                                    ---------   ------------
Total issued                          382,044      3,639,371
Shares redeemed                      (125,372)    (1,090,914)
                                    ---------   ------------
Net increase                          256,672   $  2,548,457
                                    =========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                           305,609   $  2,543,193
Shares issued to shareholders in
reinvestment of dividends              89,526        730,142
                                    ---------   ------------
Total issued                          395,135      3,273,335
Shares redeemed                    (1,344,879)   (11,075,330)
Automatic conversion of shares         (7,534)       (60,703)
                                    ---------   ------------
Net decrease                         (957,278)  $ (7,862,698)
                                    =========   ============


Class B Shares for the Period
December 26, 1997++ to                              Dollar
November 30, 1998                     Shares        Amount

Shares sold                         6,447,479   $ 64,264,672
Shares issued to shareholders in
reinvestment of dividends              79,692        749,347
                                    ---------   ------------
Total issued                        6,527,171     65,014,019
Shares redeemed                    (1,389,954)   (12,500,414)
Automatic conversion of shares        (19,240)      (183,702)
                                    ---------   ------------
Net increase                        5,117,977   $ 52,329,903
                                    =========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                           231,218   $  1,899,170
Shares issued to shareholders in
reinvestment of dividends              21,501        175,480
                                    ---------   ------------
Total issued                          252,719      2,074,650
Shares redeemed                      (517,331)    (4,258,494)
                                    ---------   ------------
Net decrease                         (264,612)  $ (2,183,844)
                                    =========   ============


Class C Shares for the Period
December 26, 1997++ to                              Dollar
November 30, 1998                     Shares        Amount

Shares sold                         1,420,370   $ 14,079,175
Shares issued to shareholders in
reinvestment of dividends              19,205        179,846
                                    ---------   ------------
Total issued                        1,439,575     14,259,021
Shares redeemed                     (320,547)     (2,985,037)
                                    ---------   ------------
Net increase                        1,119,028   $ 11,273,984
                                    =========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                           235,119   $  1,994,023
Automatic conversion of shares          7,526         60,703
Shares issued to shareholders in
reinvestment of dividends              11,657         94,871
                                    ---------   ------------
Total issued                          254,302      2,149,597
Shares redeemed                      (195,636)    (1,631,993)
                                    ---------   ------------
Net increase                           58,666   $    517,604
                                    =========   ============


Class D Shares for the Period
December 26, 1997++ to                              Dollar
November 30, 1998                     Shares        Amount

Shares sold                           966,865   $  9,656,369
Automatic conversion of shares         19,213        183,702
Shares issued to shareholders in
reinvestment of dividends              12,854        121,219
                                    ---------   ------------
Total issued                          998,932      9,961,290
Shares redeemed                      (280,835)    (2,547,756)
                                    ---------   ------------
Net increase                          718,097   $  7,413,534
                                    =========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Capital Loss Carryforward:
At November 30, 1998, the Fund had a net capital loss carryforward of approximately $3,459,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Real Estate Fund, Inc.
May 31, 1999


PORTFOLIO INFORMATION


As of May 31, 1999
                                        Percent of
Ten Largest Holdings                    Net Assets

Capital Automotive                          8.3%
Entertainment Properties Trust              6.3
TrizecHahn Corporation                      6.1
Prentiss Properties Trust                   5.9
Prison Realty Corporation                   5.7
Prime Retail, Inc.                          5.0
Meditrust Companies                         4.5
Simon Property Group, Inc.                  3.9
JP Realty, Inc.                             3.9
Equity Office Properties Trust              3.6



Portfolio Changes for the Quarter
Ended May 31, 1999


Additions

 AMB Property Corporation
 Assisted Living Concepts, Inc.
*Chelsea GCA Realty Inc.
 Developers Diversified
   Realty Corporation
 Glenborough Realty Trust
   Incorporated
 Hospitality Properties Trust
 Host Marriott Corporation
 Liberty Property Trust
 National Golf Properties, Inc.
 New Plan Excel Realty Trust
 Parkway Properties, Inc.
 ProLogis Trust
 Promus Hotel Corporation
 Sunrise Assisted Living, Inc.


Deletions

 Avalonbay Communities,
   Inc.
*Chelsea GCA Realty Inc.
 Cousins Properties, Inc.
 IRSA Inversiones y
   Representaciones SA
   (GDR)


[FN]
*Added and deleted in the
 same quarter.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Arthur Zeikel, Director
Jay L. Willoughby, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer

Philip M. Mandel, Secretary of Merrill Lynch Real Estate Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Mandel well in his retirement.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863